UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT – April 7, 2025
(Date of earliest event reported)

HONEYWELL INTERNATIONAL INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8974	22-2640650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

855 S. MINT STREET, CHARLOTTE, NC..................................................28202
......(Address of principal executive offices).................................................(Zip Code)

 Registrant’s telephone number, including area code: (704) 627-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	HON	The Nasdaq Stock Market LLC
3.500% Senior Notes due 2027	HON 27	The Nasdaq Stock Market LLC
2.250% Senior Notes due 2028	HON 28A	The Nasdaq Stock Market LLC
3.375% Senior Notes due 2030	HON 30	The Nasdaq Stock Market LLC
0.750% Senior Notes due 2032	HON 32	The Nasdaq Stock Market LLC
3.750% Senior Notes due 2032	HON 32A	The Nasdaq Stock Market LLC
4.125% Senior Notes due 2034	HON 34	The Nasdaq Stock Market LLC
3.750% Senior Notes due 2036	HON 36	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 8, 2025, Honeywell International Inc. (the “Company”) announced that, subject to approval of the Company’s Board of Directors, effective May 5, 2025 (the “Effective Date”), Ms. Su Ping Lu, age 49, will succeed Ms. Anne T. Madden, age 60, as Senior Vice President and General Counsel, and Ms. Madden will transition to the newly-created position of Senior Vice President, Portfolio Transformation and Senior Advisor. Ms. Lu will be an executive officer of the Company, reporting to Chairman and CEO Mr. Vimal Kapur, and continue to serve as Corporate Secretary. Ms. Madden will be an officer of the Company and continue reporting to Mr. Kapur.

Ms. Lu currently serves as the Company’s Vice President and Corporate Secretary and General Counsel for International. She joined the Company in 2009 as Vice President and General Counsel for Aerospace Technologies in Asia Pacific, leading legal and contracts support for business and operational activities across the Asia Pacific region. Since that time, she has served in increasingly senior roles on Honeywell’s legal team and was promoted to her current position in January 2024. Ms. Lu began her legal career in private practice with Wilson Sonsini Goodrich & Rosati and Shearman & Sterling. She holds a B.A. in international relations and economics from Stanford University and a J.D. from Columbia University.

In connection with her transition to Senior Vice President, Portfolio Transformation and Senior Advisor, Ms. Madden entered into an offer letter with the Company, pursuant to which, as of the Effective Date, Ms. Madden’s base salary will be $750,000; her target annual incentive compensation opportunity will be 100% of base salary; and she will be eligible for annual long-term incentive awards with a target value of $2,000,000.

The description of the offer letter contained herein are subject to and qualified in their entirety by reference to Exhibit 10.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed as part of this report:

Exhibit #	Description
99.1	Offer Letter from Honeywell International Inc. to Anne T. Madden.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 8, 2025	HONEYWELL INTERNATIONAL INC.

By: /s/ Su Ping Lu
Su Ping Lu
Vice President and Corporate Secretary